Prospectus

Franklin Templeton
Variable Insurance
Products Trust
(formerly Franklin Valuemark Funds)






Class 1 Shares


May 1, 1999
as supplemented July 6, 1999

[Insert Franklin Templeton Ben Head]

As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

[Begin Callout]
Information about each fund you should know before investing
[End Callout]


                        1    Overview


                             Individual Fund Descriptions

                             Capital Preservation and Income
                        2    Money Market Fund

                             Income
                        4    High Income Fund

                        7    Templeton Global Income Securities Fund

                       10    U.S. Government Securities Fund

                       13    Zero Coupon Funds, 2000, 2005, 2010

                             Growth and Income
                       16    Global Utilities Securities Fund

                       19    Growth and Income Fund

                       21    Income Securities Fund

                       24    Mutual Shares Securities Fund

                       28    Real Estate Securities Fund

                       31    Rising Dividends Fund

                       34    Templeton Global Asset Allocation Fund

                       37    Value Securities Fund

                             Capital Growth
                       40    Capital Growth Fund

                       43    Global Health Care Securities Fund

                       46    Mutual Discovery Securities Fund

                       51    Natural Resources Securities Fund

                       54    Small Cap Fund

                       56    Templeton Developing Markets Equity Fund

                       59    Templeton Global Growth Fund

                       62    Templeton International Equity Fund

                       65    Templeton International Smaller Companies Fund

                       68    Templeton Pacific Growth Fund


                             Additional Information, All Funds

                       71    Important Recent Developments

                       71    Distributions and Taxes

                       72    Financial Highlights



                             Fund Account Information
[Begin Callout]
Information about fund account transactions and services
[End Callout]

                       76    Buying Shares

                       76    Selling Shares

                       76    Exchanging Shares

                       76    Fund Account Policies

                       77    Questions



                             For More Information

[Begin Callout]
Where to learn more about each fund
[End Callout]

                            Back Cover

Franklin Templeton Variable Insurance Products Trust

[Insert graphic of pyramid]Overview

Franklin  Templeton  Variable  Insurance  Products  Trust (the Trust),  formerly
Franklin Valuemark Funds, currently consists of twenty-five separate funds, offering a wide variety of investment choices. Each fund has two classes of shares, class 1 and class 2. The funds are only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which funds and classes are available to you.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o You  should  evaluate  each  fund  in  relation  to  your  personal  financial
situation,   investment   goals,   and  comfort  with  risk.   Your   investment
representative can help you determine which funds are right for you.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

Risks

o There can be no assurance that any fund will achieve its investment goal.

o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

More detailed information about each fund, its investment policies, and its particular risks can be found in the Trust's Statement of Additional Information
(SAI).


 Management

The funds' investment managers and their affiliates manage over $216 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.

o Franklin Advisers, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777.

o Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey, 07024.

o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

o Templeton Asset Management Ltd., 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, 038987.

o Templeton Global Advisors Limited, Lyford Cay Nassau, N.P., Bahamas.

o Templeton Investment Counsel, Inc., Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida, 33394.




Money Market Fund

[Insert graphic of of bullseye and arrow] Goal and Strategies


Goal The fund's goal is high current income, consistent with liquidity and capital preservation. The fund also seeks to maintain a stable share price of $1.00.

Principal investments The fund invests exclusively in U.S. dollar denominated money market debt instruments, including those issued by:

o U.S. or foreign corporations;
o U.S. and foreign banks;
o the U.S. Government, its  agencies  or  authorities;  and
o  foreign  governments  or  multinational organizations such as the World Bank.

[Begin Callout]
The fund invests exclusively in money market securities.
{End Callout]

A debt instrument obligates the issuer both to repay a loan of money at a future date and generally to pay interest. Money market securities are high-quality, short-term (maturing in 13 months or less) debt instruments that may have fixed, floating or variable interest rates. Common money market securities are U.S. Treasury bills, U.S. Government agency securities, commercial paper (unsecured promissory note issued by large companies or financial firms), bank certificates of deposit, repurchase agreements, short-term corporate obligations, and bankers acceptances (credit instruments guaranteed by a bank).

Under the SEC's money fund rules, the fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o with remaining maturities of 397 days or less, and
o that the fund's Board of Trustees determines present minimal credit risks, and
o that are rated in the top two short-term rating categories by independent rating agencies or, if unrated, determined by the fund's Board of Trustees to be comparable.

No more than 25% of the fund's total assets may be invested in money market securities issued by foreign banks or foreign branches of U.S. banks. No more than 5% of assets may be invested in securities rated in the second highest category (or comparable unrated). The fund may acquire securities on a when-issued or delayed delivery basis, lend portfolio securities, and invest up to 10% of its assets in illiquid investments.

Portfolio Selection In selecting investments for the fund, the manager uses a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. The manager then assesses the relative value of each security meeting its stringent credit criteria in order to find the best combination of assets that it believes will maximize the fund's yield relative to its investment environment expectations. The manager also monitors short-term interest rates, economic conditions, and Federal Reserve monetary policy to determine the portfolio maturity it believes will provide a high overall return to the fund. Consistent with the manager's strategy of providing a higher-quality investment, the fund does not invest in potentially volatile securities.

{Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security. In that case, the fund would receive less income, resulting in lower total return. Since the fund limits its investments to high-quality, short-term securities, it will generally earn lower yields than a fund with lower-quality, longer-term securities subject to more risk.

Credit The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend on the ability of the issuer to meet interest or principal payments. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares. Even securities supported by credit enhancements have the credit risk of the entity providing credit support.

Foreign Securities The fund's investments in foreign money market securities are always dollar denominated. Nonetheless, securities or credit support, issued by a foreign entity are subject to possible adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. In addition, non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

[Begin Callout]
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund tries to keep a $1 share price, it is possible to lose money by investing in the fund. {End Callout]

When-issued  and  delayed  delivery  transactions   Securities  purchased  on  a
when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Money Market Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

7.62%    5.48%    3.06%    2.54%    3.82%    5.74%    5.16%    5.24%   5.22%
90        91        92        93     94       95       96       97       98

                              Year

[Begin Callout]
Quarter:
Q4 `89
1.96 %

Worst
Quarter:
Q2 `93
0.61%
[End Callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                            Since Inception
                                Past 1 Year  Past 5 Years  (01/24/89)
Money Market Fund - Class 11       5.22%        5.04%         5.16%


1. All fund performance assumes reinvestment of dividends. Past expense reductions by the manager increased returns.

To obtain the fund's current yield information, please call 1-800/342-3863.


[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

The fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.51% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.43% of its average daily net assets to the manager in 1998. The manager ended its fee waiver arrangement beginning January 1, 1999.

High Income Fund

[Insert graphic of bullseye and arrow] Goals and Strategies


Goals

The fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities. The fund seeks to invest in debt securities that are offering the highest yield and expected total return. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; zero coupon bonds; notes; and short-term investments, including cash or cash equivalents. While the fund may also invest in dividend-paying common or preferred stocks, it more typically holds equity as a result of receiving those securities in a corporate restructuring. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin Callout]
The fund invests primarily in high yield, lower rated bonds.
[End Callout]

The fund may invest up to 100% of its assets in high yield, lower quality debt securities ("junk bonds"). These securities are either rated below investment grade (below the top four rating categories) by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), or are unrated securities the manager determines are comparable. Nevertheless, the fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the fund's manager determines are comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 97.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may also invest up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, and will typically focus on dollar-denominated corporate debt. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

Portfolio selection Yield and expected return are the primary criteria used by the manager in selecting securities. The manager searches for securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the corporate debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
o the experience and managerial strength of the company;
o responsiveness to changes in interest rates and business conditions;
o debt maturity schedules and borrowing requirements; and
o the company's changing financial condition and market recognition of the change.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.


[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin Callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Lower-rated securities. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

Foreign securities Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


High Income Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-8.67%    30.15%   16.21%   15.71%   -2.26%   19.76%   13.90%   11.47%   0.99%
  90       91        92       93        94      95       96       97       98
                                  Year

[Begin Callout]
Best
Quarter:
Q1 `91 11.19%

Worst
Quarter:
Q3 `90 -8.87%
[End Callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 Year     Past 5 Years    (01/24/89)
High Income Fund - Class 11             0.99%          8.46%          9.35%
CSFirst Boston High Yield Index        20.58%          8.16%         10.65%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the public high yield debt market. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team  The team responsible for the fund's management is:

Jeff Holbrook, CFA
Vice President, Advisers
Mr. Holbrook has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1992.


Chris Molumphy, CFA
Senior Vice President, Advisers
Mr. Molumphy has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1988.

R. Martin Wiskemann
Vice President, Advisers
Mr. Wiskemann has been a manager of the fund since its inception in 1989. Mr. Wiskemann has more than 30 years' experience in the securities industry.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.50% of its average daily net assets to the manager.





Templeton Global Income Securities Fund

[Insert graphic of bullseye and arrow] Goal and Strategies

Goal The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

[Begin Callout]
The fund invests primarily in bonds of governments located around the world. [End Callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") that are rated at least B, including emerging market debt, or if unrated, determined by the fund's manager to be comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. During 1998, about 20.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years) but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

Portfolio selection The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

Foreign securities Securities of governments and companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

[Begin Callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End Callout]

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets are generally not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

Hedging instruments Hedging Instruments used by the fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

Diversification The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

Portfolio turnover The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Templeton Global Income Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

9.83%     12.34%   -0.04%   16.68%   -4.99%   14.68%   9.56%    2.55%    7.098%
90          91       92       93        94      95      96       97        98

                                   Year

[Begin Callout]
Best
Quarter:
Q1 `93
5.33%

Worst
Quarter:
Q3 `92 -4.84%
[End Callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 Year    Past 5 Years   (01/24/89)
Templeton Global Income
Securities Fund - Class 11          7.08%            5.56%            7.52%
JP Morgan Global
Government Bond Index2             15.31%            8.09%            9.23%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.57% of its average daily net assets to the manager.


U.S. Government Securities Fund

[Insert graphic of bullseye and arrow] Goal and Strategies

Goal The fund's investment goal is income.

Principal investments Under normal market conditions, the fund will invest in a portfolio limited to U.S. Government securities, primarily fixed and variable rate mortgage-backed securities. The fund currently invests a substantial portion of its assets in Government National Mortgage Association obligations ("Ginnie Maes").

[Begin Callout]
The fund invests primarily in mortgage-backed U.S. Government securities. [End Callout]

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. Government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Ginnie Mae yields (interest income as a percent of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities, although interest rate changes and unpredictable prepayments can greatly change total return.

In addition to Ginnie Maes, the fund may invest in mortgage-backed securities issued or guaranteed by the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, or other U.S. Government agencies. The fund may also invest in U.S. Government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority. Finally, the fund may invest in U.S. Treasury bonds, notes and bills, and securities issued by U.S. Government agencies or authorities. Securities issued or guaranteed by FNMA, FHLMC, TVA and certain other entities are not backed by the full faith and credit of the U.S. Government, but are generally supported by the creditworthiness of the issuer.

These debt securities may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The fund typically invests in zero coupon bonds issued or created by the U.S. Government or its agencies, where the coupons have been stripped off a bond and the principal and interest payments are sold separately.

The fund may purchase securities on a "to-be-announced" and "delayed delivery" basis. This means the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

Portfolio selection The manager generally buys, and holds, high quality securities which pay high current interest rates. Using this straightforward, low turnover approach, the manager seeks to produce high current income with a high degree of credit safety and lower price volatility, from a conservatively managed portfolio of U.S. Government securities.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. Zero coupon bonds are more sensitive to interest rate changes and their price will fluctuate more than the prices of interest-paying bonds or notes for comparable maturities. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.

Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money over short or even extended periods.

Ginnie Maes Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, Ginnie Maes may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase volatility of the fund's returns and share price.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend upon the ability of the issuing agency or instrumentality to meet interest or principal payments, and may not permit recourse against the U.S. Treasury.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years calendar years or since the fund's inception. The table shows how the fund's average annual total returns compare with those of a broad-based index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


U.S. Government Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

8.92%    15.93%   7.69%    9.71%    -4.55%   19.46%   3.62%    9.31%    7.44%
90        91        92      93        94       95      96       97        98

                                   Year
[Begin Callout]
Best
Quarter:
Q2 `95
6.53%

Worst
Quarter:
Q1 `94
-4.24%
[End Callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                           Past 1 Years Past 5 Years (03/14/89 )
U.S. Government Securities Fund - Class11   7.44%            6.77%    8.29%
Lehman Brothers Intermediate
Government Bond Index2                      8.49%            6.45%    8.43%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team  The team responsible for the fund's management is:

Jack Lemein
Executive Vice President, Advisers
Mr. Lemein has been a manager of the fund since its inception in 1989. Mr. Lemein has more than 30 years experience in the securities industry.

David Capurro
Senior Vice President, Advisers
Mr. Capurro has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1983.

Roger Bayston, CFA
Senior Vice President, Advisers
Mr. Bayston has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1991.

T. Anthony Coffey, CFA
Vice President, Advisers
Mr. Coffey has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1989.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.48% of its average daily net assets to the manager.



Zero Coupon Funds:
maturing in December 2000, 2005, 2010

[Insert graphic of bullseye and arrow] Goal and Strategies

Goal Each fund's investment goal is to provide as high an investment return as is consistent with capital preservation.

Principal investments Under normal market conditions, each fund will invest at least 65% of its net assets in zero coupon securities, primarily U.S. Treasury issued stripped securities and stripped securities issued by the U.S. Government, and its agencies and authorities. The fund may also invest a lesser amount in zero coupon securities issued by U.S. companies and stripped eurodollar obligations, which are U.S. dollar denominated debt securities typically issued by foreign subsidiaries of U.S. companies.

[Begin callout]
Each fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific date in the future by investing primarily in zero coupon securities.
[End callout]

Stripped U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. The guarantee applies only to the timely payment of principal and does not apply to the market prices and yields of the zero coupon bonds or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Where the fund invests in other than stripped U.S. Treasury securities, the zero coupon bonds will be rated at least A by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, securities determined by the Manager to be comparable.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The buyer receives the rate of return by the gradual appreciation of the zero coupon bond, which is redeemed at face value on the specified maturity date. The most common zero coupon security is the zero coupon bond which may be issued by a government or a corporation, or may be created by a dealer firm when it strips the coupons off a bond and sells the principal and interest payments separately.

As a fund approaches its Target Date, its investments will be made up of increasingly larger amounts of short-term money market investments, including cash and cash equivalents. Each fund reserves the right to invest up to 10% of its total assets in foreign securities, although typically each fund invests less, and only in dollar denominated obligations.

Portfolio selection In selecting investments for the funds, the manager seeks to keep the average duration of each fund to within twelve months of each fund's maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. By balancing investments with slightly longer and shorter durations, the manager believes it can reduce its unknown "reinvestment risk." Since each fund will not be invested entirely in zero coupon securities maturing on the Target Date but will also invest in money market securities, there will be some reinvestment risk and liquidation costs.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

Maturity Each fund matures on the third Friday of December of its specific maturity year (Target Date). On each fund's Target Date, the fund will be converted into cash. At least 30 days prior to the Target Date, contract owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in the Money Market Fund and the contract owners will be notified of such event.

[Insert graphic of chart with line going up and down] Main risks

Each fund's main risks can affect its share price, its distributions or income, and therefore, the fund's performance.

If fund shares are redeemed prior to the maturity of the fund, an investor may receive a significantly different investment return than anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for contract owners who do not plan to invest for the long-term or until maturity.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. Because zero coupon securities do not pay interest, the market value of zeros can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. When interest rates fall, however, zeros rise more rapidly in value. In general, securities with longer maturities usually are more sensitive to price changes. Thus, the Zero Coupon Fund 2010 may experience more volatility in its share price than the Zero Coupon Fund 2000. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End callout]

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

The bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the funds. The bar charts show changes in the funds' returns for each full calendar year over the past ten years calendar years or since the funds' inception. The tables show how the funds' average annual total returns compare to those of broad-based indices. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

Zero Coupon Fund - 2000 Class 1
Calendar Year Total Returns1

[Insert bar graph]

5.91%     20.19%   9.04%   16.15%   -6.76%   20.67%   2.43%    7.11%    7.50%
90          91      92      93        94       95      96       97       98

                                   Year
[Begin Callout]
Best
Quarter:
Q4 `90
9.51%

Worst
Quarter:
Q1 `94
-5.18%
[End Callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                       Past 1 Year    Past 5 Years  (3/14/89)
Zero Coupon - 2000 Class 11             7.50%              5.82%      9.21%
Merrill Lynch Zero Coupon 1-Year
Bond Total Return Index                26.22%              5.82%      6.81%
Merrill Lynch Zero Coupon 5-Year
Bond Total Return Index2               10.57%              6.88%      9.89%


Zero Coupon Fund - 2005 Class 1
Calendar Year Total Returns1

[Insert bar graph]

2.69%    20.37%   10.81%   22.21%   -9.60%   31.76%   -0.50%   11.37%   12.53%
90        91        92      93        94       95       96       97        98

                                   Year

[Begin Callout]
Quarter:
Q1 `89
13.10%

Worst
Quarter:
Q1 `94
-8.15%
[End Callout]


Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                        Past 1 Years     Past 5 Years  (3/14/89)
Zero Coupon - 2005 Class 11             12.53%              8.24%        11.35%
Merrill Lynch Zero Coupon 5-Year
Bond Total Return Index2                10.57%              6.88%         9.89%
Merrill Lynch Zero Coupon 10-Year
Bond Total Return Index2                15.53%              9.52%        12.55%


Zero Coupon Fund - 2010 Class 1
Calendar Year Total Returns1

[Insert bar graph]

0.57%    20.09%   10.31%   25.47%   -10.97%  42.79%   -2.69%   16.57%   14.45%
90        91        92      93         94     95        96       97        98

                              Year
[Begin Callout]
Best
Quarter:
Q2 `95
16.03%

Worst
Quarter:
Q1 `90
-10.43%
[End Callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                Since Inception
                                        Past 1 Year    Past 5 Years  (3/14/89)
Merrill Lynch Zero Coupon 10-Year
Bond Total Return Index2                     15.53%         9.52%       12.55%
Merrill Lynch Zero Coupon 20-Year
Bond Total Return Index2                     15.98%        12.80%       15.41%


1. All fund performance assumes reinvestment of dividends. Past expense reductions by the manager increased returns.
2. Source: Standard & Poor's(R) Micropal. The unmanaged Merrill Lynch Zero Coupon indices include zero coupon bonds that pay no interest and are issued at a discount from redemption price. One cannot invest directly in an index, nor is
an   index    representative    of   the    fund's    investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the funds' investment manager.

Management Team  The team responsible for the funds' management is:

David Capurro
Senior Vice President, Advisers
Mr. Capurro has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1983.

Jack Lemein
Executive Vice President, Advisers
Mr. Lemein has been a manager of the fund since its inception in 1989. Mr. Lemein has more than 30 years' experience in the securities industry.

T. Anthony Coffey, CFA
Vice President, Advisers
Mr. Coffey has been a manager of the fund since 1989, and has been with the Franklin Templeton Group since 1989.

Each fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the funds. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.63% each for the 2000 and 2005 funds, and 0.62% for the 2010 fund, as a percentage of each fund's average daily net assets. Under an agreement by the manager to limit its fees, the 2000 and 2005 funds each paid 0.37%, and the 2010 fund paid 0.36%, of average daily net assets to the manager in 1998. The manager ended its fee waiver agreement beginning January 1, 1999.

Global Utilities Securities Fund

[Insert graphic of bullseye and arrow] Goals and Strategies

Goals The fund's investment goals are capital appreciation and current income.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies in the public utilities industry. These companies are primarily engaged in the ownership, operation or other services, or manufacture of facilities or equipment used to provide:

o electricity
o natural gas
o telecommunications services (including telephone communications, cable and internet, satellite and other pay television services, and wireless telecommunications)
o water

The  manager   expects  to  invest   substantially   in  the   electricity   and
telecommunications sectors.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund may buy public utilities companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country.

[Begin Callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies engaged in the public utilities industry.
[End callout]

The fund may also invest a significant portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. Relying on a team of analysts to provide in-depth industry expertise, the manager looks for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the public utilities sector. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Utilities industry By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

In addition, electric utility companies have historically been subject to price regulation; risks associated with high interest costs on borrowings or reduced ability to borrow; restrictions on operations and increased costs due to environmental and safety regulations; regulators disallowing these higher costs in rate authorizations; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.

The wireless telecommunications industry is in its early developmental stages, characterized by emerging, rapidly growing companies, and is subject to the risk of rapidly changing technology. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because  the  stocks  the fund  holds  fluctuate  in price  with  global  market conditions, currencies, and interest rate movements, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Interest rate Rate changes can be sudden and unpredictable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

Foreign securities Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

Smaller companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Global Utilities Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

1.84%   24.56%    9.69%    10.54%   -11.56%  31.35%   7.07%    26.76%   11.19%
90        91       92        93        94      95      96        97       98

                                   Year

[Begin Callout]
Quarter:
Q4 `97
13.45%

Worst
Quarter:
Q1 `94
-10.27%
[End Callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 Year    Past 5 Years   (01/24/89 )
Global Utilities Securities
Fund - Class 11                        11.19%         11.88%          12.57%
S&P 500(R)Index2                       28.58%         24.06%          18.70%
FT/S&P Actuaries World
Utilities Index2                       36.67%         15.96%          12.95%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World Utilities Index includes electric utilities, waterworks supply, natural gas and telephone companies. Indices include reinvested  dividends and/or  interest.  One cannot invest directly in an index,
nor  is  an  index   representative  of  the  fund's   investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Ian Link, CFA
Vice President, Advisers
Mr. Link has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1989.

Alex W. Peters
PORTFOLIOMANAGER, Advisers
Mr. Peters has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.


Growth and Income Fund

[Insert graphic of bullseye and arrow]Goals and Strategies

Goals The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the manager believes have the potential to increase in value. To help identify undervalued financially strong companies with attractive long-term growth prospects, the manager uses a current relative yield analysis. Dividend yield is a stock's annual per share dividends divided by its per share market price. Following this strategy, the fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index. The fund seeks current income through receipt of dividends from its investments. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund may also invest up to 30% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but currently intends to limit such investments to 20%. The fund may also invest to a lesser extent in equity real estate investment trusts (REITs). REITS are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

[Begin callout]
The fund invests primarily in common stocks offering above market current dividend yields.
[End callout

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, with an emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

REITs A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Growth and Income Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-2.35%   23.63%   6.73%    10.32%   -3.41%   32.83%   14.19%   27.74%   8.33%
  90      91       92        93       94       95       96       97      98

                                   Year

[Begin callout]
Best
Quarter:
Q1 `91
10.93%

Worst
Quarter:
Q3 `90
-12.63%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                        Past 1 Year    Past 5 Years  (01/24/89)
Growth and Income Fund -
Class 11                                   8.33%          15.51%      11.72%
S&P 500(R)Index2                          28.58%          24.06%      18.70%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team  The team responsible for the fund's management is:

Frank Felicelli, CFA
Senior Vice President, Advisers
Mr. Felicelli has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1986.

William Hawes
PORTFOLIO MANAGER, Advisers
Mr. Hawes has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1998.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Income Securities Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal The fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

Principal investments Under normal market conditions, the fund will invest primarily in a diversified portfolio of debt and equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds. In its search for income-producing growth opportunities, the fund invests in common stocks with attractive dividend yields of companies from a variety of industries such as utilities, oil, gas, real estate, and consumer goods. From time to time, the fund may invest substantially in certain sectors, including utilities.

The fund may invest up to 100% of its total assets in debt securities that are below investment grade, including up to 5% in defaulted debt, but it is not currently expected that the fund will invest more than 50% of its assets in these securities. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or, if unrated, determined by the fund's manager to be comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 30% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may invest up to 25% of its assets in foreign securities, including emerging markets. It ordinarily buys foreign securities that are traded in the U.S or American Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

[Begin callout]
The fund invests primarily in a diversified portfolio of high yield lower rated bonds, and stocks.
[End callout]

Portfolio selection The manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
o the experience and managerial strength of the company; o responsiveness to changes in interest rates and business conditions;
o debt  maturity  schedules  and borrowing  requirements;  and
o the company's changing financial condition and market recognition of the change.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with lines going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the funds seek to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Because the bonds and stocks the fund holds fluctuate in price with interest rate changes and market conditions, the value of your investment in the fund will go up and down. This means you could lose money.
[End callout]

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Lower-rated securities. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Utility company stocks pay relatively high dividends, so they are particularly sensitive to interest rate movements: like bonds, when interest rates rise, their stock prices tend to fall.

Convertible securities The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Income Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-7.42%   39.93%   13.20%   18.59%   -6.27%   22.40%   11.28%   17.09%   1.64%
  90       91       92       93       94       95       96       97       98

                                   Year

[Begin callout]
Best
Quarter:
Q1 `91
16.48%

Worst
Quarter:
Q3 `90
-8.42%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                    Past 1 Year        Past 5 Years  (01/24/89 )
Income Securities Fund - Class 11       1.64%               8.73%      11.23%
Lehman Brothers Government
Corporate Bond Index2                   9.47%               7.30%       9.29%
S&P 500(R)Index2                       28.58%              24.06%      18.70%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. Government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index
representative       of       the       fund's       portfolio.

[Insert graphic of briefcase]Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Charles B. Johnson
Chairman of the Board, Advisers
Mr. Johnson has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1957.

Matthew F. Avery
Senior Vice President, Advisers
Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

Frederick G. Fromm
Senior Vice President, Advisers
Mr. Fromm has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.


Mutual Shares Securities Fund

[Insert graphic of bullseye and arrow]Goals and Strategies

Goals The fund's principal goal is capital appreciation. Its secondary goal is income.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o Undervalued Stocks Stocks trading at a discount to asset value.
o Reorganizing Companies Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.
o Distressed Companies Securities of companies that are distressed or even in bankruptcy.

[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.


[Insert graphic of chart with lines going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Reorganizing ORdistressed companies The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Indebtedness and participations The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

Hedging instruments Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

Illiquid securities The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Mutual Shares Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

17.73%    0.09%
  97       98

     Year

[Begin callout]
Best
Quarter:
Q4 `98
12.94%

Worst
Quarter:
Q3 `98
-17.65%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                       Since Inception
                                    Past 1 Year          (11/08/96)
Mutual Shares Securities
Fund - Class 11                         0.09%               9.70%
S&P 500(R) Index2                      28.58%              30.66%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard and Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

Management Team
The team members primarily responsible for the fund's management are:

Lawrence N. Sondike
Senior Vice President
Franklin Mutual
Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

David E. Marcus
Senior Vice President
Franklin Mutual
Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

Peter A. Langerman
President and
Chief Executive Officer
Franklin Mutual
Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Robert L. Friedman
Chief Investment Officer
Senior Vice President
Franklin Mutual
Mr. Friedman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.


Jeffrey A. Altman
Senior Vice President
Franklin Mutual
Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Raymond Garea
Senior Vice President
Franklin Mutual
Mr. Garea has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

David J. Winters
Senior Vice President
Franklin Mutual
Mr. Winters has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

Jim Agah
Assistant Portfolio Manager
Franklin Mutual
Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

Jeff Diamond
Assistant Portfolio Manager
Franklin Mutual
Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.


Real Estate Securities Fund

[Insert graphic of bullseye and arrow]Goals and Strategies

Goals The fund's principal goal is capital appreciation. Its secondary goal is to earn current income.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry, primarily equity real estate investment trusts (REITs). Real estate companies include:

o companies qualifying under federal tax law as REITs,

o real estate operating companies, real estate services companies, homebuilders and developers that derive at least half of their assets or revenues from the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate.

[Begin callout]
The fund concentrates in securities of companies in the real estate industry, primarily equity REITs.
[End callout]

REITs are real estate investment trust companies, usu- ally publicly traded, that manage a portfolio of income-producing real estate properties such as apartments, hotels, office buildings, or shopping centers. Equity REITs take ownership positions in real estate and shareholders receive income from the rents received, and receive capital gains on the properties sold at a profit. Other types, for example mortgage REITs, specialize in lending money to developers and pass interest income on to shareholders. Still others are hybrid REITs, having a mix of equity and debt investments. The fund generally invests in medium-cap (less than $5 billion) to small-cap (less than $1.5 billion) REITs, because that is reflective of the industry itself. Market capitalization is defined as share price times the number of common stock shares outstanding.

In addition to its principal investments, the fund may invest in equity or debt securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and issuers whose principal business is unrelated to the real estate industry but who have very significant real estate holdings believed to be undervalued relative to the company's securities. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The manager seeks to manage the risks of industry concentration by diversifying into different types of real estate investments although such risks cannot be eliminated. Historically, there has been a low correlation between the real estate market and the broader equity market. While there is no certainty those trends will continue in the future, investments in real estate securities may be a useful way to diversify one's overall portfolio.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's security relative to its evaluation of the company's long-term earnings, asset value, and cash flow potential. Using both qualitative and quantitative analysis and on-site visits, the manager evaluates security characteristics, the strength and quality of management, and underlying properties. In addition, the manager may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Real estate securities By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions and tax considerations, the strength of specific industries renting properties, and other factors affecting the supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

REITs Equity REITs can be affected by any changes in the value of the properties owned, while mortgage REITs can be affected by the quality of any credit extended. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

[Begin callou]
Because the securities the fund holds fluctuate in price with real estate market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Smaller companies Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses. Small cap REITs can be subject to greater risks than mid- or large-cap issuers due to greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Real Estate Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-11.98%  33.47%   12.12%   19.01%   2.89%    17.53%   32.82%   20.70%   -16.82%
   90     91        92       93      94        95       96       97        98

                                   Year

[Begin callout]
Best
Quarter:
Q1 `91
20.13%

Worst
Quarter:
Q3 `90
-14.14%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                             1 Year    5 Years        (01/24/89)
Real Estate Securities Fund -
Class 11                                     -16.82%   10.03%         10.30%
S&P 500(R) Index2                             28.58%   24.06%         18.70%
Wilshire Real Estate
Securities Index2                            -17.43%    9.36%          4.57%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Wilshire Real Estate Securities Index is a market-cap weighted index of publicly traded real estate securities. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team  The team responsible for the fund's management is:

Matthew F. Avery
Senior Vice President, Advisers
Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

Douglas Barton, CFA
Vice President, Advisers
Mr. Barton has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.52% of its average daily net assets to the manager.


Rising Dividends Fund

[Insert bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in the securities of companies that have:

o consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;
o increased dividends substantially (at least 100%) over the past ten years;
o reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies);
o strong balance sheets, with long-term debt representing no more than 30% of total capitalization (except for utility companies); and
o attractive prices, either in the lower half of the stock's price/earnings ratio range for the past 10 years or less than the average current market price/ earnings ratio of the stocks comprising the Standard & Poor's(R) 500 Stock Index (this criterion applies only at the time of purchase).

[Begin callout]
The fund will invest primarily in the common stocks of financially sound companies that have paid consistently rising dividends.
[End callout]

The fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Following these policies, the fund typically invests predominantly in equity securities issued by large- and mid-cap U.S. companies, which generally have market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. It may also invest substantially in small-cap companies which generally have lower market capitalizations. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, and in particular a strong dividend record, asset value, and cash flow potential. The manager seeks bargains among companies with steadily rising dividends and strong balance sheets -- out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include companies that have stumbled recently, dropping sharply in price, but with significant potential.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager, or may decline further.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Smaller companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products and services may not find an established market or may become obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Rising Dividends Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-3.48%    -4.08%    29.74%    24.18%    33.03%    6.92%
  93        94        95        96        97        98

                         Year

[Begin callout]
Best
Quarter:
Q4 `98
19.38%

Worst
Quarter:
Q3 `98
-14.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 Year    Past 5 Years       (01/27/92 )
Rising Dividends Fund - Class 11        6.92%          17.06%          12.98%
Wilshire MidCap Company
Growth Index2                          -1.08%          13.83%          13.61%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The Wilshire MidCap Company Growth Index is an unmanaged group of securities of companies selected based on growth characteristics from among the middle capitalization universe of the Wilshire 5000. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Donald G. Taylor
Senior Vice President,
Advisory Services
Mr. Taylor has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a Portfolio Manager for Fidelity Management & Research Co.

William J. Lippman
President, Advisory Services
Mr. Lippman has been a manager of the fund since its inception in 1992. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

Bruce C. Baughman
Senior Vice President,
Advisory Services
Mr. Baughman has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

Margaret McGee
Vice President, Advisory Services
Ms. McGee has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager.


Templeton Global Asset Allocation Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is high total return.

Principal Investments Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

Portfolio selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

Hedging instruments Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear]Past Performance


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Templeton Global Asset Allocation Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

19.84%    11.71%    -0.04%
  96        97         98

           Year

[Begin callout]
Best
Quarter:
Q4 `98
11.93%

Worst
Quarter:
Q3 `98
-13.12%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                            Since Inception
                                    Past 1 Year                  (05/01/95 )
Templeton Global Asset
Allocation Fund - Class 11              -0.04%                       10.25%
MSCI World Index(R)2                    24.80%                       18.24%
JP Morgan Global Government
Bond Index2                             15.31%                        7.49%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index(R) tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


[Insert graphic of briefcase]Management

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

Management Team The team responsible for managing the equity portion of the fund is:

Dale Winner, CFA
Portfolio Manager, TGAL
Mr. Winner has been a manager of the fund since 1997. Before joining Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

Jeffrey A. Everett, CFA
Executive Vice President, TGAL
Mr. Everett has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1990.

Mark G. Holowesko, CFA
President, TGAL
Mr. Holowesko has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1985.

A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

Value Securities Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term total return.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of various sizes that the fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). Following this strategy, the fund will invest in companies with, for example: low prices relative to book value, cash flow, or earnings (of the market, of the industry group or earnings growth); valuable intangibles not reflected in the stock price such as franchises, trademarks, distribution channels or market share for particular products or services; underused or understated assets or cash; or strong balance sheets. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in the common stocks of companies the manager believes are significantly undervalued.
[End callout]

The fund may invest substantially in securities of small-cap companies, which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. The fund may also invest up to 25% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but has no current intention of investing more than 15%.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager seeks bargains among the "under researched and unloved" - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include former growth companies that have stumbled recently, dropping sharply in price, but with significant potential ("fallen angels") or companies that are a potential turnaround or takeover target.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with lines going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Smaller companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

Diversification The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

Country General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase]Management

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

William J. Lippman
President, Advisory Services
Mr. Lippman has been a manager of the fund since its inception in 1998. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

Bruce C. Baughman
Senior Vice President,
Advisory Services
Mr. Baughman has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1988.

Gerard P. Sullivan
Senior Vice President,
Advisory Services
Mr. Sullivan has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1998, he was a portfolio manager for SunAmerica Asset Management and for Texas Commerce Investment Management & Co.

Margaret McGee
Vice President, Advisory Services
Ms. McGee has been a manager of the fund since its inception in 1998 and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the average daily net assets up to an including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

Capital Growth Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in the common stocks of established companies. [End callout]

The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis to evaluate companies for historical and potential growth in rev- enues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


Country General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments," in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Capital Growth Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

18.31%    20.29%
  97        98

     Year

[Begin callout]
Best
Quarter:
Q4 `98
19.73%

Worst
Quarter:
Q3 `98
-10.47%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                        Past 1 Year                   (05/01/96)
Capital Growth Fund - Class 11               20.29%                    19.72%
S&P 500(R)2 Index                            28.58%                    29.00%
Russell 1000 Index(R)2                       27.02%                    27.92%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Kent Shepherd, CFA
Vice President, Advisers
Mr. Shepherd has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1991.

Conrad B. Herrmann, CFA
Senior Vice President, Advisers
Mr. Herrmann has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1989.

Vivian J. Palmieri
Portfolio Manager, Advisers
Mr. Palmieri has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

Global Health Care Securities Fund

[Insert graphic of bullseye and arrow] Goal and Strategies

Goal  The fund's investment goal is capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 70% of its total assets in equity securities of companies in the health care industry. These are companies whose principal assets or activities are in research, development, production or distribution of products and services in industries such as pharmaceutical; biotechnology; health care facilities, information systems and personal products; medical supplies, technology and services; and managed care companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the health care industry.
[End callout]

The fund may buy health care companies anywhere in the world, but generally invests predominantly in U.S. companies. The fund may also invest a substantial portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

Portfolio selection The manager is a research driven, fundamental investor, combining both growth and value strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that fill particular health care niches and that it believes are positioned for rapid growth in revenues, earnings or assets, and/or are selling at reasonable prices using a company's historical value measures. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to look for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the health care sector. In addition, the manager evaluates companies on factors such as strength and quality of management, strategic positioning in its industry and globally competitive advantages.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Health care companies By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Government actions may affect health care companies in many ways. For example, foreign, U.S. federal, or state governments could discontinue subsidies of certain research or other activities of some companies. Stocks held by the fund may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of a health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may rapidly become obsolete.

[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

Smaller companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

Foreign securities Securities of companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Diversification The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Performance

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase]Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:


Kurt von Emster, CFA
Vice President, Advisers
Mr. Von Emster has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1989.

Evan McCulloch, CFA
Vice President, Advisers
Mr. McCulloch has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1992.

Rupert H. Johnson, Jr.
President, Advisers
Mr. Johnson has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is an amount equal to an annual rate of 0.60% of the average daily net assets up to and including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

 Mutual Discovery Securities Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's principal goal is capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of any nation that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o Undervalued Stocks Stocks trading at a discount to asset value.
o Reorganizing Companies Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.
o Distressed Companies Securities of companies that are distressed or even in bankruptcy.

[Begin callout]
The fund invests primarily in common stocks of non-U.S. and U.S. companies the manager believes are significantly undervalued.
[End callout]

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a lesser amount in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest 50% or more of its total assets in foreign equity and debt securities, which may include sovereign debt and participation in foreign government debt, and American, European and Global Depositary Receipts. Depositary receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

The fund may invest in debt securities rated in any rating category by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or in comparable unrated debt securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Reorganizing or distressed companies The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated, and therefore, benefit the fund.

[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluation by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluation. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Smaller companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

Indebtedness and Participations The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

Lower-rated securities Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

Hedging instruments Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.

Illiquid securities The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities have the risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Mutual Discovery Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

19.25%    -5.00%
  97         98

     Year

[Begin callout]
Best
Quarter:
Q1 `98
10.85%

Worst
Quarter:
Q3 `98
-20.97%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                            Since Inception
                                        Past 1 Year              (11/08/96)
Mutual Discovery Securities
Fund - Class 11                             -5.00%                   7.02%
S&P 500(R) Index2                           28.58%                  30.66%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

Management Team The team members primarily responsible for the fund's management are:

Robert L. Friedman
Chief Investment Officer
Senior Vice President
Franklin Mutual
Mr. Friedman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

David E. Marcus
Senior Vice President
Franklin Mutual
Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

Peter A. Langerman
President and
Chief Executive Officer
Franklin Mutual
Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Lawrence N. Sondike
Senior Vice President
Franklin Mutual
Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Jeffrey A. Altman
Senior Vice President
Franklin Mutual
Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Raymond Garea
Senior Vice President
Franklin Mutual
Mr. Garea has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

David J. Winters
Senior Vice President
Franklin Mutual
Mr. Winters has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

Jim Agah
Assistant Portfolio Manager
Franklin Mutual
Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

Jeff Diamond
Assistant Portfolio Manager
Franklin Mutual
Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Natural Resources Securities Fund

[Insert graphic of bullseye and arrow]Goals and Strategies

Goals The fund's principal goal is capital appreciation. Its secondary goal is to provide current income.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies principally engaged in the natural resources sector. These are companies that own, produce, refine, process or market natural resources. They may also provide support services for natural resources companies, for example, develop technologies or provide services, supplies or equipment related to natural resources. The natural resources sector includes industries such as integrated oil; oil and gas exploration and production; gold and precious metals; steel, iron ore, and aluminum production; forest, farming, and paper products; chemicals; building materials; energy services and technology; and environmental services. The manager expects to invest substantially in the energy industries, because of their larger weighting in the natural resources sector itself.

The fund generally invests a substantial portion of its assets in mid-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest significantly in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the natural resources sector.
[End callout]

The fund may buy natural resource companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. In addition, the fund will be exposed to emerging markets through developed market companies, which often own or depend on natural resource assets in countries with emerging markets.

In addition to its principal investments, and depending upon market conditions, the fund may invest significantly in equity securities outside the natural resources sector or in debt securities, of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may invest up to 5% in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above.

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined, "growth at a reasonable price" strategy. As a
"bottom-up" investor focusing primarily on individual securities, the manager looks for companies it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to choose companies it believes are highly profitable with skilled management, and that have strong growth profiles and solid financials, as well as companies with sustainable competitive advantages either through strategic asset bases or technological expertise. These are all factors the manager believes point to strong long-term growth potential.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Natural resources By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

In addition, the fund may from time to time invest significantly in a particular industry or group of industries within the natural resources sector; such a strategy may expose the fund to greater investment risk than a more diversified strategy within the sector.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

Smaller Companies While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, and their securities are less liquid. These companies may suffer significant losses, and can be considered speculative.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

Natural Resources Securities Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-13.97%  3.86%   -10.13%  55.62%  -2.01%   2.35%   4.00%   -18.98%   -25.38%
   90     91        92      93      94      95      96        97        98

                                   Year
[Begin callout]
Best
Quarter:
Q4 `93 21.92%

Worst
Quarter:
Q3 `98 -19.12%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                        Past 1 year    Past 5 years (01/24/89)
Natural Resources Securities
Fund - Class 11                         -25.38%             -8.81%    -0.25%
S&P 500(R) Index2                        28.58%             24.06%    18.70%
FT/S&P/Actuaries World:
Energy 50%/Basic Industries 50%
Composite Index2                         -0.11%              8.56%     7.04%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World (Energy 50%/Basic Industries 50%) Composite Index is a composite of companies of which 50% are in the energy sector and 50% are in the basic industries sectors. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.



[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Michael R. Ward
Portfolio Manager, Advisers
Mr. Ward has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

Steve Land
Portfolio Manager, Advisers
Mr. Land has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1997.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.62% of its average daily net assets to the manager.

Small Cap Fund

[Insert graphic of bullseye and arrow] of Goal and Strategies

Goal  The fund's investment goal is long-term capital growth.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

Portfolio selection The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

Smaller companies While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

Small Cap Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

28.9%     17.42%    -0.98%
 96         97        98

          Year

[Begin callout]
Best
Quarter:
Q4 `98 24.39%

Worst
Quarter:
Q3 `98 -24.40%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                             Past 1 Year              (11/01/95)
Small Cap Fund - Class 11                    -0.98%                   14.51%
S&P 500(R) Index2                            28.58%                   29.09%
Russell 2500(R) Index2                        0.38%                   15.45%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks, whereas the Russell 2500(R) Index is an index of 2,500 companies with small market capitalizations, both covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Edward B. Jamieson
Executive Vice President, Advisers
Mr. Jamieson has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1987.

Aidan O'Connell
Portfolio Manager, Advisers
Mr. O'Connell has been a manager of the fund since September 1998. Before joining Franklin Templeton in May 1998, Mr. O'Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.


Templeton Developing Markets Equity Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market equity securities and emerging market countries are more fully described in the SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

Portfolio selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

Templeton Developing Markets Equity Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

2.77%     21.59%    -8.72%        -21.61%
 95         96        97             98

               Year

[Begin callout]
Best
Quarter:
Q4 `98
20.59%

Worst
Quarter:
Q4 `97
-23.44%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                            Since Inception
                                         1 year              (03/15/94)
Templeton Developing Markets
Equity Fund - Class 11                  -21.61%                  -3.22%
MSCI Emerging Markets Free Index2       -25.34%                  -8.80%
IFC Investable Composite Index2         -22.01%                  -9.24%


1.b All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Templeton Asset Management Ltd. (TAML) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Dr. J. Mark Mobius
Managing Director, TAML
Dr. Mobius has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

Tom Wu
Director, TAML
Mr. Wu has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

H. Allan Lam
Portfolio Manager, TAML
Mr. Lam has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

Eddie Chow
Portfolio Manager, TAML
Mr. Chow has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1994.

Dennis Lim
Director, TAML
Mr. Lim has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1990.

Tek-Khoan Ong
Portfolio Manager, TAML
Mr. Ong has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

Templeton Global Growth Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term capital growth.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

Portfolio selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [Ena callout]

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.

Templeton Global Growth Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

12.72%    21.28%    13.50%    8.98%
  95       96         97        98


               Year

[Begin callout]
Best
Quarter:
Q4 `98
16.30%

Worst
Quarter:
Q3 `98
-13.78%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                             Past 1 Year              (03/15/94)
Templeton Global Growth Fund - Class 11          8.98%                12.30%
MSCI All Country World Free(R) Index2           21.97%                14.79%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free(R) Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


[Insert graphic of briefcase]Management

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Richard Sean Farrington, CFA
Senior Vice President, TGAL
Mr. Farrington has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1990.

Jeffrey A. Everett, CFA
Executive Vice President, TGAL
Mr. Everett has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1990.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83% of its average daily net assets to the manager.

Templeton International Equity Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term capital growth.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks. [End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

Portfolio selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.


Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.


Templeton International Equity Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

28.56%    0.87%     10.59%    22.98%    11.69%    5.56%
  93       94         95       96         97       98

                         Year

[Begin callout]
Best
Quarter:
Q4 `93
13.64%

Worst
Quarter:
Q3 `98
-16.86%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 year    Past 5 years        (01/27/92)
Templeton International Equity
Fund - Class11                          5.56%          10.09%         10.75%
MSCI All Country World
Ex-U.S. Free Index 2                   14.46%           7.87%          8.64%


1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/or interest. One cannot invest directly in an index,
nor  is  an  index   representative  of  the  fund's   investments.

[Insert graphic of briefcase]Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

Management Team The team responsible for the fund's management is:

Howard J. Leonard CFA
Executive Vice President, TICI
Mr. Leonard has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1989.

Mark R. Beveridge CFA
Senior Vice President, TICI
Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1994

Juan J. Benito
 Vice President, TICI
Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Templeton International Smaller Companies Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal  The fund's investment goal is long-term capital appreciation.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of smaller companies located outside the U.S., including in emerging markets. Smaller companies generally are those with market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in an internationally diversified portfolio of smaller companies' common stocks.
[End callout]

In addition to its principal investments, the fund may invest significantly in equity securities of larger capitalized companies located outside the U.S., equity securities of U.S. companies (though currently not more than 5% of its assets), and depending upon current market conditions, in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

Portfolio Selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Smaller companies While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies can be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Templeton International Smaller
Companies Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

-1.50%     -12.27%
  97          98

       Year

[Begin callout]
Best
Quarter:
Q1 `98
10.34%

Worst
Quarter:
Q3 `98
-19.96%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                             Past 1 Year         (05/01/96)
Templeton International Smaller Companies
Fund - Class 11                               -12.27%                 -1.06%
Salomon Global Ex-U.S.
Less Than $1 Billion Index2                     1.26%                 -6.86%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The Salomon Global Ex-U.S. Less Than $1 Billion Index includes companies from developed and emerging markets, excluding the U.S., with a market capitalization below U.S. $1 billion. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]Management

Templeton Investment Counsel, Inc. (TICI) is the fund's investment manager.

Management Team The team responsible for the fund's management is:

Simon Rudolph
Senior Vice President, TICI
Mr. Rudolph has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1997, he was an executive director with Morgan Stanley.

Peter A. Nori, CFA
Senior Vice President, TICI
Mr. Nori has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1987.

Juan J. Benito
Vice President, TICI
Mr. Benito has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.85% of its average daily net assets to the manager.


Templeton Pacific Growth Fund

[Insert graphic of bullseye and arrow]Goal and Strategies

Goal The fund's investment goal is long-term capital growth.

Principal investments Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in Pacific Rim markets, including emerging markets, and are issued by companies that have their principal activities in the Pacific Rim. Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in the common stocks of Pacific Rim companies. [End callout]

In  addition  to  the  fund's  principal   investments,   the  fund  may  invest
significantly in securities of issuers domiciled outside the Pacific Rim, including the U.S., and those that are linked by tradition, economic markets, geography or political events to countries in the Pacific Rim. Depending upon current market conditions, the fund may also invest in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

Portfolio selection The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. While the manager intends to manage the fund's exposure to countries and their currencies based on its assessment of changing market and political conditions, it is limited to certain geographic regions.

Temporary investments When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

Stocks While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Foreign securities Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the stocks the fund holds fluctuate in price with Pacific Rim market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

Currency Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

Country General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Region Because the fund invests a significant amount of its assets in issuers located in a particular region of the world, and because the correlation among the Singapore, Malaysia, Thailand and Hong Kong markets is very high, the fund is subject to much greater risks of adverse events, including currency devaluations, and may experience greater volatility than a fund that is more broadly diversified geographically.

Company Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

Interest rate Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

Credit This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower.



Templeton Pacific Growth Fund - Class 1
Calendar Year Total Returns1

[Insert bar graph]

47.87%    -8.79%    7.97%     11.10%    -35.95%   13.13%
  93        94       95         96         97       98

                             Year

[Begin callout]
Best
Quarter:
Q4 `98
34.11%

Worst
Quarter:
Q4 `97
-28.67%
[End callout]

 Average Annual Total Returns
For the periods ended December 31, 1998


                                                                 Since Inception
                                   Past 1 year         Past 5 years   (01/27/92)
Templeton Pacific Growth
Fund - Class 11                    -13.13              -9.45%         -1.68%
MSCI Pacific Index2                  2.69%             -3.95%         -0.88%

1. All fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Pacific Index tracks approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. This is a total return index in U.S. dollars, with gross dividends reinvested. One cannot invest directly in an index, nor is an index
representative       of      the      fund's       investments.

[Insert graphic of briefcase]Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

Management Team The team responsible for the fund's management is:

William T. Howard, Jr., CFA
Senior Vice President, TICI
Mr. Howard has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1993.

Mark R. Beveridge, CFA
Senior Vice President, TICI
Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1985.

Juan J. Benito
Vice President, TICI
Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.99% of its average daily net assets to the manager.


[Insert graphic of starburst]Important Recent Developments

o Year 2000 problem The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the fund's performance.

The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.

o Euro On January 1, 1999, the European  Monetary  Union (EMU)  introduced a new
single   currency,   the  euro,   which  replaced  the  national   currency  for
participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Insert graphic of dollar signs and stack of coins]Distributions and Taxes

Income and capital gains distributions Each fund will declare as dividends substantially all of its net investment income. Except for the Money Fund, each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Money Fund declares a dividend each day the fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the fund's net income.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

Tax Considerations The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.

[Insert graphic of dollar bill]Financial Highlights

The financial highlights table provides further details to help you understand the financial performance of Class 1 of each fund for the past five years or since the fund's inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report -- along with the financial statements -- are included in the fund's Annual Report (available upon request).



                Per share operating performance ($)                   Ratios/supplemental data
--------------------------------------------------------------------------------------------
                                                                                                                Ratio of
          Net                Net       Total   Distri-    Distri-           Net              Net     Ratio of   net invest-
         asset      Net    realized &  from    butions    butions          asset            assets,  expenses   ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total     end of   to average to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+    year      net        net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)    (000's)($) assets (%) assets (%) rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
19964   10.00       .03    1.33        1.36       --       --         --   11.36   13.60     44,667    .77*      .96*        3.91
1997    11.36       .06    2.02        2.08     (.02)      --       (.02)  13.4    18.31    109,355    .77       .72        19.90
1998    13.42       .10    2.62        2.72     (.06)      --       (.06)  16.08   20.29    220,952    .77      1.00        12.17
Global Health Care Securities Fund
19986   10.00       .03     .68         .71       --       --         --   10.71    7.10      8,990    .84*      .84*       40.80
Global Utilities Securities Fund
1994    17.14       .95   (2.94)      (1.99)    (.62)    (.11)      (.73)  14.42  (11.56) 1,155,110    .52      5.58        11.74
1995    14.42       .84    3.54        4.38     (.90)      --       (.90)  17.90   31.35  1,423,446    .50      5.14        13.27
1996    17.90       .91     .29        1.20     (.92)      --       (.92)  18.18    7.07  1,202,290    .50      4.20        29.69
1997    18.18       .90    3.54        4.44     (.96    (1.33)     (2.29)  20.33   26.76  1,129,904    .50      3.91        17.00
1998    20.33       .76    1.41        2.17     (.83)   (1.22)     (2.05)  20.45   11.19    986,755    .50      3.15        33.85
Growth and Income Fund
1994    13.99       .19    (.47)       (.28)    (.09)    (.20)      (.29)  13.42   (3.41)   517,877    .54      1.81        99.21
1995    13.42       .41    3.92        4.33     (.20)    (.41)      (.61)  17.14   32.83    889,487    .52      3.30       116.54
1996    17.14       .62    1.64        2.26     (.41)   (1.44)     (1.85)  17.55   14.19  1,077,989    .50      4.06        23.01
1997    17.55       .67    4.05        4.72     (.64)    (.62)     (1.26)  21.01   27.74  1,338,476    .49      3.53        36.71
1998    21.01       .69     .99        1.68     (.69)   (1.64)     (2.33)  20.36    8.33  1,318,743    .49      3.27        27.32
High Income Fund
1994    13.13       .88   (1.18)       (.30)    (.55)    (.07)      (.62)  12.21   (2.26)   255,036    .60      9.45        22.94
1995    12.21      1.06    1.30        2.36     (.91)      --       (.91)  13.66   19.76    360,904    .56      9.63        20.65
1996    13.66      1.20     .56        1.76    (1.20)    (.06)     (1.26)  14.16   13.90    446,096    .54      9.63        27.16
1997    14.16      1.33     .22        1.55    (1.22)    (.04)     (1.26)  14.45   11.47    496,036    .53      9.64        36.38
1998    14.45      1.43   (1.25)        .18    (1.27)    (.08)     (1.35)  13.28     .99    446,609    .53      9.96        41.71
Income Securities Fund
1994    15.80       .82   (1.80)       (.98)   (.44)     (.07)      (.51)  14.31   (6.27) 1,000,002    .54      7.27        13.33
1995    14.31      1.16    1.96        3.12    (.89)     (.07)      (.96)  16.47   22.40  1,266,538    .51      8.05        33.14
1996    16.47      1.32     .44        1.76    (.87)     (.15)     (1.02)  17.21   11.28  1,350,659    .50      7.96        15.28
1997    17.21      1.40    1.38        2.78   (1.33)     (.29)     (1.62)  18.37   17.09  1,406,787    .50      7.53        14.68
1998    18.37      1.37   (1.07)        .30   (1.42)     (.33)     (1.75)  16.92    1.64  1,185,840    .49      6.94        12.22
Money Market Fund
1994     1.00       .04     --          .04    (.04)       --       (.04)   1.00    3.82    518,618    .467     4.05           --
1995     1.00       .06     --          .06    (.06)       --       (.06)   1.00    5.74    429,547    .407     5.58           --
1996     1.00       .05     --          .05    (.05        --       (.05)   1.00    5.16    408,930    .437     5.04           --
1997     1.00       .05     --          .05    (.05)       --       (.05)   1.00    5.24    367,449    .457     5.11           --
1998     1.00       .05     --          .05    (.05)       --       (.05)   1.00    5.22    414,341    .457     5.08           --
Mutual Discovery Securities Fund
19965   10.00       .02     .19         .21      --        --         --   10.21    2.10     15,418   1.37*     2.11*         .14
1997    10.21       .13    1.84        1.97    (.01)       --      (.01)   12.17   19.25    198,653   1.06      1.19        55.93
1998    12.17       .20    (.76)       (.56)   (.17)      (.15)    (.32)   11.29   (5.00)   224,656   1.00      1.94        93.99
Mutual Shares Securities Fund
19965   10.00       .02     .33         .35      --        --        --    10.35    3.50     27,677   1.00*     2.56*        1.31
1997    10.35       .13    1.71        1.84    (.01)       --      (.01)   12.18   17.73    387,787    .80      2.10        49.01
1998    12.18       .28    (.25)        .03    (.13)      (.12)    (.25)   11.96     .09    482,444    .77      2.60        70.19




Per share operating performance ($)                                                       Ratios/supplemental data
                                                                                                               Ratio of
          Net                Net       Total   Distri-    Distri-           Net              Net     Ratio of   net invest-
         asset      Net    realized &  from    butions    butions          asset            assets,  expenses   ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total     end of   to average to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+    year      net        net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)    (000's)($) assets (%) assets (%) rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
Natural Resources Securities Fund
1994   14.46       .16    (.45)       (.29)    (.08         --    (.08)    14.09  (2.01)    125,078   .68       1.63        7.66
1995   14.09       .22     .12         .34     (.20)      (.15)   (.35)    14.08   2.35     105,109   .66       1.40       15.66
1996   14.08       .15     .44         .59     (.20)      (.18)   (.38)    14.29   4.00     109,579   .65       1.00       21.77
1997   14.29       .15   (2.83)      (2.68)    (.20)        --    (.20)    11.41 (18.98)     74,924   .69       1.00       85.22
1998   11.41       .15   (3.02)      (2.87)    (.15)        --    (.15)     8.39 (25.38)     45,927   .64       1.21       64.68
Real Estate Securities Fund
1994   15.04       .38     .06         .44     (.17)        --    (.17)    15.31   2.89     195,697   .62       4.00       11.73
1995   15.31       .78    1.83        2.61     (.52)        --    (.52)    17.40  17.53     213,473   .59       4.74       22.15
1996   17.40       .79    4.74        5.53     (.78)        --    (.78)    22.15  32.82     322,721   .57       4.80       10.32
1997   22.15       .72    3.72        4.44     (.67)      (.32)   (.99)    25.60  20.70     440,554   .54       3.59       11.62
1998   25.60      1.45   (5.60)      (4.15)    (.94)      (.58)  (1.52)    19.93 (16.82)    282,290   .54       5.44       13.21
Rising Dividends Fund
1994   10.57       .26    (.69)       (.43)    (.17)        --    (.17)     9.97 (4.08)     309,929   .80       2.71       24.07
1995    9.97       .27    2.66        2.93     (.24)        --    (.24)    12.66 29.74      463,253   .78       2.72       18.72
1996   12.66       .25    2.77        3.02     (.28)        --    (.28)    15.40 24.18      597,424   .76       1.96       27.97
1997   15.40       .22    4.77        4.99     (.26)      (.45)   (.71)    19.68 33.03      780,298   .74       1.24       37.04
1998   19.68       .23    1.07        1.30     (.22)      (2.65) (2.87)    18.11  6.92      751,869   .72       1.20       26.44
Small Cap Fund
19953  10.00       .03     .21         .24       --           --   --      10.24  2.30       13,301   .90*      2.70*      16.04
1996   10.24       .02    2.95        2.97     (.01)          --  (.01)    13.20 28.95      170,969   .77        .63       63.72
1997   13.20       .01    2.24        2.25     (.03)       (.37)  (.40)    15.05 17.42      313,462   .77        .06       64.07
1998   15.05       .07    (.20)       (.13)    (.01)      (1.19  (1.20)    13.72  (.98)     315,460   .77        .51       53.01
Templeton Developing Markets Equity Fund
19941  10.00       .07    (.51)       (.44)      --           --   --       9.56 (4.40)      98,189  1.53*      1.85*       1.15
1995    9.56       .09     .18         .27     (.04)       (.01) (.05)      9.78  2.77      158,084  1.41       2.01       19.96
1996    9.78       .12    1.97        2.09     (.10)       (.18) (.28)     11.59 21.59      272,098  1.49       1.68       12.42
1997   11.59       .18   (1.10)       (.92)    (.15)       (.23) (.38)     10.29 (8.72)     279,680  1.42       1.57       20.59
1998   10.29       .20   (2.35)      (2.15)    (.29)       (.94)(1.23)      6.91(21.61)     162,433  1.41       2.04       36.58
Templeton Global Asset Allocation Fund
19952  10.00       .18     .52         .70     (.18)          -- (.18)     10.52  7.01       14,729   .90*      3.84*      30.00
1996   10.52       .34    1.75        2.09     (.01)       (.01) (.02)     12.59 19.84       56,274   .86       4.21       52.35
1997   12.59       .42    1.04        1.46     (.26)       (.07) (.33)     13.72 11.71       93,402   .94       4.22       61.93
1998   13.72       .61    (.59)        .02     (.49)       (.58)(1.07)     12.67  (.04)      81,670   .84       4.32       59.03
Templeton Global Growth Fund
19941  10.15       .07     .26         .33       --          --   --       10.48  3.25      158,856  1.14*      2.49*       7.14
1995   10.48       .16    1.17        1.33     (.06)         --  (.06)     11.75 12.72      338,755   .97       2.46       30.92
1996   11.75       .25    2.22        2.47     (.21)       (.21) (.42)     13.80 21.28      579,877   .93       2.20       12.32
1997   13.80       .33    1.53        1.86     (.24)       (.08) (.32)     15.34 13.50      758,445   .88       2.49       24.81
1998   15.34       .35     .98        1.33     (.41)      (1.49)(1.90)     14.77  8.98      747,080   .88       2.27       32.30
Templeton Global Income Securities Fund
1994   13.31      .86    (1.52)       (.66)    (.33)       (.13) (.46)     12.19 (4.99)     254,311   .71       7.99       79.38
1995   12.19      .29     1.47        1.76     (.49)          -- (.49)     13.46 14.68      243,194   .64       7.59      152.89
1996   13.46     1.02      .17        1.19    (1.04)          --(1.04)     13.61  9.56      221,722   .61       7.30      140.96
1997   13.61     1.05     (.73)        .32     (.96)          -- (.96)     12.97  2.55      185,016   .62       7.03      181.61
1998   12.97     1.07     (.19)        .88     (.98)          -- (.98)     12.87  7.08      150,941   .63       6.86       84.17
Templeton International Equity Fund
1994   12.50      .19     (.07)        .12     (.04)       (.07) (.11)     12.51   .87      785,124   .99       2.17       12.22
1995   12.51      .37      .94        1.31     (.22)       (.28) (.50)     13.32 10.59      850,117   .92       2.87       16.42
1996   13.32      .40     2.58        2.98     (.38)       (.47) (.85)     15.45 22.98    1,108,099   .89       3.07       27.52
1997   15.45      .30     1.51        1.81     (.45)       (.69)(1.14)     16.12 11.69    1,161,430   .89       3.01       26.96
1998   16.12      .56      .42         .98     (.53)      (1.05)(1.58)     15.52  5.56      955,900   .88       2.90        5.98
Templeton International Smaller Companies Fund
19964  10.00     .10     1.15         1.25       --           --  --       11.25 12.50       16,255  1.16*      2.51*         --
1997   11.25     .23     (.39)        (.16)    (.07)          -- (.07)     11.02 (1.50)      32,201  1.06       2.74       21.38
1998   11.02     .25    (1.52)       (1.27)    (.25)       (.30) (.55)      9.20(12.27)      24,999  1.10       2.26       18.45


Per share operating performance ($)                                                       Ratios/supplemental data
                                                                                                               Ratio of
          Net                Net       Total   Distri-    Distri-           Net              Net     Ratio of   net invest-
         asset      Net    realized &  from    butions    butions          asset            assets,  expenses   ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total     end of   to average to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+    year      net        net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)    (000's)($) assets (%) assets (%) rate (%)
----------------------------------------------------------------------------------------------------------------------------------
Templeton Pacific Growth Fund
1994   14.61     .22   (1.50)        (1.28)    (.03)      (.06)   (.09)   13.24  (8.79)     375,832   1.07      2.04       4.29
1995   13.24     .33     .71          1.04     (.26)      (.11)   (.37)   13.91   7.97      331,936   1.01      2.08      36.06
1996   13.91     .21    1.34          1.55     (.44)      (.26)   (.70)   14.76  11.10      356,759    .99      1.51      12.85
1997   14.76     .29   (5.49)        (5.20)    (.28)        --    (.28)    9.28 (35.95)     165,404   1.03      1.97      11.87
1998    9.28     .21   (1.52)        (1.31)    (.35)      (.11)   (.46)    7.51 (13.13)      98,769   1.10      2.60      12.55
U.S. Government Securities Fund
1994   13.92     .96   (1.59)         (.63)    (.67)      (.05)   (.72)   12.57  (4.55)     579,039    .53      6.87      18.25**
1995   12.57     .93    1.46          2.39     (.96)        --    (.96)   14.00  19.46      643,165    .52      6.72      18.68**
1996   14.00     .75    (.31)          .44     (.97)        --    (.97)   13.47   3.62      843,858    .51      6.66      12.93***
1997   13.47    1.00     .21          1.21     (.76)        --    (.76)   13.92   9.31      765,084    .50      6.49      16.84
1998   13.92     .99     .01          1.00    (1.03)        --   (1.03)   13.89   7.44      710,832    .50      6.22      31.34
Value Securities Fund
19986  10.00     .02   (2.23)        (2.21)      --         --      --     7.79 (22.10)       9,013    .83*      .95*     22.79
Zero Coupon Fund - 2000
1994   15.44     .68   (1.71)        (1.03)    (.69)      (.10)   (.79)   13.62  (6.76)      94,230    .407     6.37         --
1995   13.62     .75    2.03          2.78     (.67)        --    (.67)   15.73  20.67      137,357    .407     6.14       1.63
1996   15.73     .98    (.65)          .33     (.86)      (.01)   (.87)   15.19   2.43      129,601    .407     6.14        .58
1997   15.19    1.15    (.12)         1.03    (1.06)      (.02)  (1.08)   15.14   7.11      111,650    .407     6.47       6.16
1998   15.14    1.22    (.15)         1.07    (1.21)      (.19)  (1.40)   14.81   7.50       93,543    .407     6.67      17.70
Zero Coupon Fund - 2005
1994   16.08     .71   (2.24)        (1.53)    (.60)      (.19)   (.79)   13.76  (9.60)      51,499    .407     6.53       2.00
1995   13.76     .78    3.53          4.31     (.69)        --    (.69)   17.38  31.76       83,222    .407     6.19       1.72
1996   17.38     .96   (1.13)         (.17)    (.86)        --    (.86)   16.35   (.50)      82,603    .407     6.15       2.06
1997   16.35    1.14     .63          1.77    (1.06)      (.01)  (1.07)   17.05  11.37       77,296    .407     6.16       4.52
1998   17.05    1.01    1.03          2.04    (1.10)      (.25)  (1.35)   17.74  12.53       84,487    .407     5.82       3.87
Zero Coupon Fund - 2010
1994   15.68     .55   (2.27)        (1.72)    (.63)      (.31)   (.94)   13.02 (10.97)      45,361    .407     6.57       4.34
1995   13.02     .76    4.75          5.51     (.49)        --    (.49)   18.04  42.79       85,633    .407     6.41      31.45
1996   18.04    1.02   (1.65)         (.63)    (.88)      (.24)  (1.12)   16.29  (2.69)      78,816    .407     6.24      16.10
1997   16.29    1.02    1.54          2.56    (1.01)      (.01)  (1.02)   17.83  16.57       85,515    .407     6.21      12.20
1998   17.83    1.09    1.39          2.48    (1.11)      (.15)  (1.26)   19.05  14.45       93,515    .407     5.55      15.92


*Annualized
**The portfolio turnover rate excludes mortgage dollar roll transactions.
***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions. +Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative changes, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the funds serve as underlying investments. If they had been included, total return would be lower. Total return is not annualized.
1. For the period March 15, 1994 (effective date) to December 31, 1994.
2. For the period April 19, 1995 (seed date) to December 31, 1995.
3. For the period November 1, 1995 (effective date) to December 31, 1995.
4. For the period May 1, 1996 (effective date) to December 31, 1996.
5. For the period November 8, 1996 (effective date) to December 31, 1996.
6. For the period May 1, 1998 (effective date) to December 31, 1998.
7. During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Money Market Fund
1994        .54%
1995        .53
1996        .53
1997        .53
1998        .53
Zero Coupon Fund - 2000
1994        .66%
1995        .63
1996        .62
1997        .63
1998        .66
Zero Coupon Fund - 2005
1994        .68%
1995        .66
1996        .65
1997        .65
1998        .66
Zero Coupon Fund - 2010
1994        .68%
1995        .66
1996        .65
1997        .65
1998        .66

Fund Account Information

[Insert graphic of paper with lines and someone writing]Buying Shares

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

[Insert graphic of certificate]Selling Shares

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows]Exchanging Shares

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

[Insert graphic of paper and pen]Fund Account Policies

Calculating share price The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value, except that the Money Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

Statements and reports Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call 1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

Market timers The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter,  or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Additional policies Please note that the funds maintain additional policies and reserves certain rights, including:

o Each fund may refuse any order to buy shares.
o At any time, each fund may establish or change investment minimums.
o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

Share Classes Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering class 2 shares.

[Insert graphic of question mark]Questions

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863 or the Valuemark Service Center at 1-800/624-0197. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

For More Information The funds of Franklin Templeton Variable Insurance Products Trust (the Trust), formerly Franklin Valuemark Funds, are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the funds in the following documents:

Annual/Semiannual Fund Reports to Shareholders Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

Statement of Additional Information (SAI) Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863


You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-5583>>